Supplement Dated June 9, 2009 to

Combined Proxy Statement/Prospectus and Statement of Additional Information Dated May 1, 2009

LEGG MASON LIMITED DURATION BOND PORTFOLIO,

a series of Legg Mason Income Trust, and

LEGG MASON PARTNERS SHORT-TERM BOND FUND,

a series of Legg Mason Partners Income Trust

The following replaces the comparable disclosure with respect to Legg Mason Limited Duration Bond Portfolio that appears in the letter to shareholders.

The Board of Directors of Legg Mason Limited Duration Bond Portfolio has called a special meeting of shareholders (“Meeting”) to be held on July 2, 2009, at the offices of Legg Mason, Inc., 100 Light Street, 34th Floor, Baltimore, Maryland 21202 at 10:00 a.m., Eastern time, in order to consider and vote on the proposed transaction regarding your fund.

The following replaces the comparable disclosure with respect to Legg Mason Limited Duration Bond Portfolio that appears in the Notice of Special Meeting of Shareholders.

Please take notice that a Special Meeting of Shareholders (the “Meeting”) of Legg Mason Limited Duration Bond Portfolio (the “Acquired Fund”), will be held at the offices of Legg Mason, Inc., 100 Light Street, 34th Floor, Baltimore, Maryland 21202, on July 2, 2009, at 10:00 a.m., Eastern time.

PROPOSAL 1:	To consider and vote upon an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of the Acquired Fund, in exchange for the assumption of all of the liabilities of the Acquired Fund and for shares of Legg Mason Partners Short-Term Bond Fund to be distributed to the shareholders of the Acquired Fund and (ii) the subsequent termination of the Acquired Fund:

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The following replaces the comparable disclosure that appears on page 34 of the Proxy Statement/Prospectus.

	Legg Mason Limited Duration Bond Portfolio (Acquired Fund)	Legg Mason Partners Short-Term Bond Fund (Acquiring Fund)
Portfolio Managers	S. Kenneth Leech, Stephen A. Walsh and Andrea A. Mack	S. Kenneth Leech, Stephen A. Walsh, Andrea A. Mack and Michael C. Buchanan

The following replaces the comparable disclosure that appears on page 83 of the Proxy Statement/Prospectus.

Legg Mason Partners Short-Term Bond Fund

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The fund’s portfolio managers are S. Kenneth Leech, Stephen A. Walsh, Andrea A. Mack and Michael C. Buchanan. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the fund. Messrs. Leech and Walsh have been portfolio managers of the fund since March 2006. Ms. Mack and Mr. Buchanan have been portfolio managers of the fund since August 2007. As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Messrs. Leech and Walsh and Ms. Mack are portfolio managers of Western Asset and have been employed by Western Asset for more than five years.

Mr. Buchanan is a portfolio manager with Western Asset. Mr. Buchanan joined Western Asset in 2005. Prior to that time, Mr. Buchanan was a Managing Director with Credit Suisse Asset Management, beginning in 2003. Mr. Buchanan also was Executive Vice President and Portfolio Manager with Janus Capital Management in 2003.

The following replaces the comparable disclosure with respect to Legg Mason Limited Duration Bond Portfolio that appears on page S-2 of the reorganization statement of additional information.

A Special Meeting of Shareholders of Legg Mason Limited Duration Bond Portfolio to consider the Reorganization will be held at Legg Mason, Inc., 100 Light Street, 34th Floor, Baltimore, Maryland 21202, on July 2, 2009, at 10:00 a.m., Eastern time.

FDXX011871